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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Open Text Corporation (the "Company") for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan Hoverd, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
(S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ Alan Hoverd
                                                         -----------------------
                                                         Alan Hoverd
                                                         Chief Financial Officer

Dated: February 14, 2003